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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 22, 2006
                           __________________________

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           __________________________

            NEVADA                        0-23511                87-0412182
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                            1301 NORTH TUSTIN AVENUE
                           SANTA ANA, CALIFORNIA 92705
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 953-3503
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)
                           __________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 22, 2006, Integrated Healthcare Holdings, Inc. (the "Company"), the Company's subsidiaries (WMC-SA, Inc., WMC-A, Inc., Chapman Medical Center, Inc., and Coastal Communities Hospital, Inc.), Pacific Coast Holdings Investment, LLC, West Coast Holdings, LLC, Orange County Physicians Investment Network, LLC, Ganesha Realty, LLC, and Medical Provider Financial Corporation II (the "Lender"), executed Amendment No.1 to Credit Agreement, dated as of December 18, 2006 (the "Amendment"), that amends that certain Credit Agreement, dated as of December 12, 2005 (the "Credit Agreement"), pursuant to which the Lender loaned to the Company a total of $10,700,000.

The Amendment extended the "Stated Maturity Date", as defined in the Credit Agreement, to March 2, 2007 from December 12, 2006. Under the Amendment, the Company also agreed to pay to the Lender an extension fee of $107,000 plus Lender's legal fees, costs and expenses of $2,500.

Also on December 22, 2006, the parties to the Credit Agreement executed an Agreement to Forbear (the "Forbearance Agreement") relating to the Credit Agreement and that certain Common Stock Warrant, dated as of December 12, 2005, issued in connection with the original Credit Agreement (the "Warrant").

Under the Forbearance Agreement, the Company agreed with the Lender to change the date by which the Company is required to file a registration statement covering the resale of all the shares of common stock underlying the Warrant to May 15, 2007, and requires the Company to use its reasonable best efforts to have the registration statement declared effective by the Securities and Exchange Commission as soon as practicable but no later than 90 days after such date (or 120 days if the registration statement is reviewed by the SEC). The Forbearance Agreement also contains certain negative covenants and representations and warranties by the parties in favor of the Lender.

The Amendment and Forbearance Agreement are furnished as exhibits to this Report. The preceding descriptions of the Amendment and Forbearance Agreement are summary in nature and do not purport to be complete. This summary should be read in connection with the exhibits hereto.

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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER                        DESCRIPTION
--------------                        -----------

99.1 Amendment No. 1 to Credit Agreement, dated as of December 18, 2006, by and among Integrated Healthcare Holdings, Inc., WMC-SA, INC., WMC-A, INC., Chapman Medical Center, Inc., Coastal Communities Hospital, Inc., Pacific Coast Holdings Investment, LLC, Orange County Physicians Investment Network, LLC, Ganesha Realty, LLC, West Coast Holdings, LLC, and Medical Provider Financial Corporation II.

99.2 Agreement to Forbear, dated as of December 18, 2006, by and among Integrated Healthcare Holdings, Inc., WMC-SA, INC., WMC-A, INC., Chapman Medical Center, Inc., Coastal Communities Hospital, Inc., Pacific Coast Holdings Investment, LLC, Orange County Physicians Investment Network, LLC, Ganesha Realty, LLC, West Coast Holdings, LLC, Medical Provider Financial Corporation II, and Healthcare Financial Management & Acquisitions, Inc.




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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 26, 2006

                                    INTEGRATED HEALTHCARE HOLDINGS, INC.

                                    By:     /s/ Bruce Mogel
                                            ----------------------------
                                            Bruce Mogel
                                            Chief Executive Officer







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